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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                                    Re: Security Associates International, Inc.
                                                Form S-1 Registration Statement


     As independent public accountants, we hereby consent to the use of our reports dated January 23, 1998 and January 13, 1998 and to all references to our Firm included in or made a part of this Registration Statement.

                                       /s/ ARTHUR ANDERSEN LLP



Chicago, Illinois
April 9, 1998